Exhibit 99.3

2Q26 Earnings Presentation

The following is a “safe harbor” statement under the Private Securities Litigation Reform Act of 1995: Certain statements and information in this presentation may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements regarding (i) our expectations about our intrinsic value or our prospects for growth and value creation and (ii) our financial outlook, position, strategies, goals, and expectations. Terms such as “anticipate,” “believe,” “could,” “designed,” “estimate,” “expect,” “forecast,” “foresee,” “intend,” “likely,” “may,” “plan,” “predict,” “project,” “scheduled,” “seek,” “should,” “would,” and similar expressions and the negatives of such terms are intended to identify forward-looking statements. These statements are based on management’s beliefs, assumptions, and expectations based on currently available information, are not guarantees of future performance, and involve certain risks and uncertainties (some of which are beyond our control). Although we believe that the expectations reflected in these forward-looking statements are reasonable as and when made, we cannot provide assurance that our expectations will prove to be correct and caution the reader not to place undue reliance on our forward-looking statements. Actual outcomes and results could materially differ from what is expressed, implied, or forecasted in these statements due to a number of factors, including, but not limited to: data breaches, cybersecurity incidents, and/or interruptions or failures of our information systems that we depend on, including software programs and applications provided by third parties; untimely or ineffective development and implementation of, or failure to realize the potential benefits associated with, new or enhanced technology or processes; the loss or reduction of business from multiple large customers or an overall reduction in our customer base; the timing and performance of growth initiatives and the ability to manage our cost structure; the cost, integration, and performance of future acquisitions and the inability to realize the anticipated benefits of the acquisition; unsolicited takeover proposals, proxy contests, and other proposals or actions by activist investors; maintaining our corporate reputation and intellectual property rights; failure to achieve market acceptance or generate adequate returns through our Vaux® technologies; establishing and maintaining adequate internal controls over financial reporting; disruptions in domestic or global manufacturing activity, supply chains, and related changes in spending, resulting in material reductions in freight volumes; competitive initiatives and pricing pressures; increased prices for and decreased availability of equipment, including new revenue equipment, and higher costs of equipment-related operating expenses such as maintenance, fuel, and related taxes; availability of fuel, the effect of volatility in fuel prices and the associated changes in fuel surcharges on securing increases in base freight rates, and the inability to collect fuel surcharges; relationships with employees, including unions, and our ability to attract, retain, and upskill employees; unfavorable terms of, or the inability to reach agreement on, future collective bargaining agreements or a workforce stoppage by our employees covered under ABF Freight’s collective bargaining agreement; union employee wages and benefits, including changes in required contributions to multiemployer plans; availability and cost of reliable third-party services; our ability to secure independent owner-operators and/or operational or regulatory issues related to our use of their services; litigation or claims asserted against us; the effects, costs and potential liabilities related to changes in and compliance with, or violation of, existing or future governmental laws and regulations, including, but not limited to, environmental laws and regulations, such as emissions-control regulations and fuel efficiency regulations; default on covenants of financing arrangements and the availability and terms of future financing arrangements; our ability to generate sufficient cash from operations to support significant ongoing capital expenditure requirements and other business initiatives; self-insurance claims, insurance premium costs, and loss of our ability to self-insure; potential impairment of long-lived assets and goodwill and intangible assets; external events which may adversely affect us or the third parties who provide services for us, for which our business continuity plans may not adequately prepare us, including, but not limited to, the occurrence of natural disasters, public health crises, geopolitical conflicts, acts of terrorism or war, cybersecurity incidents, or trade restrictions; general economic conditions and related shifts in market demand that impact the performance and needs of industries we serve and/or limit our customers’ access to adequate financial resources; seasonal fluctuations, adverse weather conditions, natural disasters, and climate change; and other financial, operational, and legal risks and uncertainties detailed from time to time in ArcBest Corporation’s public filings with the Securities and Exchange Commission (“SEC”). For additional information regarding known material factors that could cause our actual results to differ from those expressed in these forward-looking statements, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events, or otherwise. E A R N I N G S P R E S E N T A T I O N | 2 Q 2 6 2 F O R W A R D L O O K I N G S T A T E M E N T S

We are a leading integrated logistics company that leverages technology and a full suite of solutions to meet customers’ supply chain needs A T A G L A N C E N A S D A Q : A R C B E A R N I N G S P R E S E N T A T I O N | 2 Q 2 6 * Armstrong & Associates, US Department of Commerce, management estimates – July 2025. 3 Customers 14K Employees 1923 Founded Addressable Market* 99% United States Coverage ~250 Campuses and Service Centers 40K+ Owned Equipment Top 20 U.S. Truckload Broker ~$400B 30K+

V I S I O N S T R A T E G Y Creativity Integrity Collaboration Growth Excellence Wellness M I S S I O N To connect and positively impact the world through solving logistics challenges To be the leading logistics partner and innovator, working with customers to build better supply chains across the globe To drive long-term value by delivering a premium experience and growing informed, trusted, innovative relationships V A L U E S We create solutions We do the right thing We work together We grow our people and our business We exceed expectations We embrace total health E A R N I N G S P R E S E N T A T I O N | 2 Q 2 6 4 MOTTO: “We’ll find a way”

E A R N I N G S P R E S E N T A T I O N | 2 Q 2 6 5 ARCBEST IS A STRATEGIC PARTNER TO CUSTOMERS Cost Savings Actionable Supply Chain Insights Operational Efficiencies P A R T N E R I N G W I T H C U S T O M E R S T O P R O V I D E C U S T O M E R S W A N T A N D N E E D Resiliency Flexibility Efficiency ArcBest Seamlessly Connects Customers & Reliability Capacity

E A R N I N G S P R E S E N T A T I O N | 2 Q 2 6 6 ARCBEST SOLVES CUSTOMER NEEDS THROUGH MULTIPLE SOLUTIONS Less-than- Truckload Truckload Managed Expedite and Other Services Customers use an average of 4services

>3x Revenue & Profit per account is over 3X higher on cross-sold accounts Revenue & Profit 70% About 70% of customers who use Asset-Light services also utilize Asset-Based services 5% Higher Customer Retention Asset-Light + Asset-Based Retention rates are 5 percentage points higher on cross-sold accounts than on single-solution accounts Shared resources provide scale and cost efficiencies Sales Technology Financial Services Human Resources 7 CUSTOMER-LED STRATEGY YIELDS RESULTS E A R N I N G S P R E S E N T A T I O N | 2 Q 2 6

2017 2018 2019 2020 2021 2022 2023 2024 2025 2Q26 Average Managed Shipments Per Day E A R N I N G S P R E S E N T A T I O N | 2 Q 2 6 8 MANAGED SOLUTIONS ArcBest is a 3PL with Assets • Strong network of LTL, truckload & rail capacity providers • ~240 Service Centers • 40K+ pieces of owned equipment Sourcing Customer Benefits • Supply Chain Optimization • Network Design and Pool Distribution • Vendor Consolidations • Technology Enabled Integrations • End-to-End Visibility & Reporting • Supply Chain Efficiency and Reduced Costs Managed feeds ~40% CAGR ‘17-26 LTL, Truckload and Expedite

16%-19% Margin Expansion and Growth Strong EPS Growth 2028 FINANCIAL TARGETS Annual Operating Cash Flow 87%-90% Asset-Based Non-GAAP Operating Ratio(1) $40M-$70M Asset-Light Non-GAAP Operating Income(1) $400M-$500M $12-$15 Non-GAAP Diluted EPS (1)(2) Non-GAAP Return on Capital Employed(1) 1) See non-GAAP reconciliations in the Additional Information section of this presentation E A R N I N G S P R E S E N T A T I O N | 2 Q 2 6 2) Assumes consistent outstanding shares 9

Increasing EFFICIENCY Driving INNOVATION Accelerating PROFITABLE GROWTH ✓ Go-to-Market Approach ✓ Maintaining Yield Discipline ✓ Expanding Quote Pool ✓ Enhancing Customer Service and Visibility Tools ✓ Network Capacity ✓ Fleet Optimization ✓ Continuous Improvement Training ✓ Technology & AI Portfolio STRATEGIC PILLARS E A R N I N G S P R E S E N T A T I O N | 2 Q 2 6 10

Marketing Sales Solutions Design Yield Commercial Team E A R N I N G S P R E S E N T A T I O N | 2 Q 2 6 11 GO-TO-MARKET APPROACH Accelerating Managed Opportunities Growing Core LTL Business Growing Truckload Business & Optimizing Mix Enhancing Expedite Growth ACCELERATING PROFITABLE GROWTH Making it easier for customers to choose and grow with ArcBest

MAINTAINING YIELD DISCIPLINE THROUGH CENTRALIZED PRICING STRATEGY $0 $25 $50 Revenue/CWT $0 $275 $550 Revenue/Shipment Cost Market Value Strongest LTL Pricing Metrics Among Competitors Peers ABF Legend: ~1.7x ~1.6x Peers as of 1Q26 What is the market price? How much will it cost to handle? What additional value are we providing? ABF 2Q26 Peers as of 1Q26 ABF 2Q26 E A R N I N G S P R E S E N T A T I O N | 2 Q 2 6 12 ACCELERATING PROFITABLE GROWTH

EXPANDING QUOTE POOL DRIVES PROFITABLE GROWTH Selectively fill capacity to optimize yield and profitability ArcBest View TMS Providers 3PLs NMFC Changes Profitable Growth E A R N I N G S P R E S E N T A T I O N | 2 Q 2 6 13 ACCELERATING PROFITABLE GROWTH

E A R N I N G S P R E S E N T A T I O N | 2 Q 2 6 14 DYNAMIC PRICE IMPROVES AS QUOTES GROW ACCELERATING PROFITABLE GROWTH More quotes, more choices Drives additional incremental profit K 50K 100K 150K 200K 250K 300K 2020 2021 2022 2023 2024 2025 2026 Daily Dynamic Quotes ~75% More Rev/Ship Since 2020

8,820 8,820 8,955 9,254 9,499 9,604 135 299 245 105 23 2021 2022 2023 2024 2025 2026 YTD ~8% Net Door Expansion Since 2021 8,820 8,955 9,254 9,499 9,604 Existing Doors New Doors Strategically Adding Capacity Revenue Growth E N A B L E S : Efficiency Productivity Service I M P R O V E S : E A R N I N G S P R E S E N T A T I O N | 2 Q 2 6 15 NETWORK CAPACITY Disciplined investments in our long-term LTL network facility roadmap INCREASING EFFICIENCY 9,627

E A R N I N G S P R E S E N T A T I O N | 2 Q 2 6 16 FLEET OPTIMIZATION Disciplined investments in our fleet FLEET INVESTMENT • Annual reinvestment cycle • Optimized total cost of ownership • 40,000+ owned and operated pieces of equipment FLEET EFFICIENCY • Maintaining young and modern fleet • Piloting and implementing solutions to improve vehicle efficiency SAFETY • Piloting speed limiter and control technology • Implemented advanced safety features SUSTAINABILITY • Testing electric vehicles • EPA SmartWay partner since 2006 INCREASING EFFICIENCY

Customer value remains central as we balance digital enablement with human support AI supports our strategy and is integrated into current initiatives DRIVING INNOVATION Governance ensures responsible, secure, and rapid deployment We build where our network and process knowledge create advantage, and we partner where it speeds time-to-value We apply multiple AI techniques aligned to each use case We equip employees with secure generative AI tools and training Our AI portfolio is prioritized to create meaningful value across the business 17 ARCBEST AI APPROACH Delivering tangible productivity gains and enabling growth E A R N I N G S P R E S E N T A T I O N | 2 Q 2 6

E A R N I N G S P R E S E N T A T I O N | 2 Q 2 6 18 TECHNOLOGY AND AI PORTFOLIO Optimize the asset-based network Asset-Based Optimization Provide efficiency & margin improvements Asset-Light Optimization Provide customers with better, quicker information Interaction Optimization Create self-service tools for Customers and Carriers Digital Platforms City Route Optimization* Flex Deliveries Linehaul Optimization* Delivery Image Grading* Trailer Close Model Augmented Appt Scheduling* Network Simulation Tools* Inbound Call Offer Collection* Inbound Email Offer Collection* Spot Price Enhancements* Load Posting Optimization Automated Offer Negotiation* Capacity Sourcing Augmentation Interaction Categorization & Routing* Phone & Email Tracking Automation* Email Quoting Automation* Phone & Email Load Scheduling Automation* Enhanced Pickup ETAs Email Document Request Automation* ArcBest View Carrier Portal Digital Tools Enhanced Tracking Statuses * Includes AI components that enhance efficiency and decision support. DRIVING INNOVATION

E A R N I N G S P R E S E N T A T I O N | 2 Q 2 6 19 • Quote, book and manage shipments through a single interface • Provides real-time visibility across ArcBest logistics solutions • Delivers integrated reporting on cost and service performance • Aligns workflows with how customers manage daily shipments • Combines self-service convenience with ArcBest expertise Unified platform for shipment execution, visibility and insights “This is the best software we’ve seen. It’s so user friendly.” W H A T W E ’ R E H E A R I N G : – Industrial equipment provider “I have had the easiest time booking and changing arrangements when needed!” – Global defense contractor “Amazing service, very easy to use!” – Healthcare provider

$21M 64% $1.2B E A R N I N G S P R E S E N T A T I O N | 2 Q 2 6 20 Key Metrics A R C B E S T C O N S O L I D A T E D 2Q26 vs 2Q25 ArcBest Consolidated Revenue $2.38 Non-GAAP Earnings per Diluted Share(1) $73.9M Non-GAAP Operating Income(1) Asset-Based 16% Asset-Light 75% $5M 1) See non-GAAP reconciliations in the Additional Information section of this presentation

Billed Rev/CWT Billed Revenue per Shipment 4% 3% 42% Shipments per Day Average Increase on Contract Renewals and Deferred Pricing Agreements Tonnage per Day Weight per Shipment 5% 13% 5.8% E A R N I N G S P R E S E N T A T I O N | 2 Q 2 6 21 Key Metrics A S S E T - B A S E D 2Q26 vs 2Q25 Non-GAAP Operating Income(1) 10% $72.3M Per Day 90.8% Non-GAAP Operating Ratio(1) 200BPS Improvement Asset-Based Revenue $784M 8% 1) See non-GAAP reconciliations in the Additional Information section of this presentation

Higher Revenue per Shipment Increased weight per shipment Higher revenue per hundredweight 5.8% increase on contract renewals during 2Q Higher Cost per Shipment Increased contracted union labor rates Higher fuel and purchased transportation Higher equipment depreciation 80 82 84 86 88 90 92 94 96 98 100 Non-GAAP Operating Ratio YoY Bridge Improved Rev/Ship outpaced higher Cost/Ship by 200 bps E A R N I N G S P R E S E N T A T I O N | 2 Q 2 6 22 OPERATING RATIO BRIDGE K E Y D R I V E R S : Asset-Based 2Q25 to 2Q26 2Q25 Operating Ratio 2Q26 Rev/Ship 2Q26 Cost/Ship 2Q26 Operating Ratio See non-GAAP reconciliations in the Additional Information section of this presentation

E A R N I N G S P R E S E N T A T I O N | 2 Q 2 6 23 LABOR PLANNING ALIGNS HEADCOUNT AND SHIPMENTS 15,000 16,000 17,000 18,000 19,000 20,000 21,000 22,000 5,000 5,500 6,000 6,500 7,000 7,500 8,000 8,500 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 Shipments/Day Linehaul and DSY Headcount Linehaul, Dock, Street and Yard Headcount Shipments/Day Technology and Training Drives Productivity Gains

J U L Y P R E L I M I N A R Y 3% E A R N I N G S P R E S E N T A T I O N | 2 Q 2 6 24 Key Metrics A S S E T - B A S E D July 2026 vs July 2025 Revenue per Day Tonnage per Day Shipments per Day Billed Rev/CWT Billed Revenue per Shipment Weight per Shipment 10% 11% 8% 1% 7%

E A R N I N G S P R E S E N T A T I O N | 2 Q 2 6 25 Key Metrics A S S E T - L I G H T 2Q26 vs 2Q25 $439M Asset-Light Revenue Non-GAAP Operating Income(1) Shipments per Day Revenue per Shipment Shipments per Employee per Day Purchased Transportation as % of Revenue: 86% 15% 12% 35% 1) See non-GAAP reconciliations in the Additional Information section of this presentation 28% $6.3M 458% Per Day

J U L Y P R E L I M I N A R Y Revenue per Shipment E A R N I N G S P R E S E N T A T I O N | 2 Q 2 6 26 Key Metrics A S S E T - L I G H T July 2026 vs July 2025 19% Revenue per Day Shipments per Day Purchased Transportation as % of Revenue: 86% 7% 28%

94.5% 94.2% 88.8% 86.4% 90.4% 91.2% 94.3% 94.0% 75% 80% 85% 90% 95% 2019 2020 2021 2022 2023 2024 2025 2Q26 TTM FREIGHT RECESSION COVID-19 IMPACTS Union Pension Impact on Operating Ratio E A R N I N G S P R E S E N T A T I O N | 2 Q 2 6 27 ASSET-BASED ANNUAL OPERATING RATIO FREIGHT RECESSION See non-GAAP reconciliations in the Additional Information section of this presentation

1,000 1,200 1,400 1,600 1,800 2,000 $300 $350 $400 $450 $500 $550 $600 $650 2019 2020 2021 2022 2023 2024 2025 2Q26 TTM Weight Revenue and Cost Rev/Shp Cost/Shp Wgt/Shp E A R N I N G S P R E S E N T A T I O N | 2 Q 2 6 28 ASSET-BASED ANNUAL MARGIN Revenue per shipment Reflects disciplined pricing, changes in freight-profile and fuel Impacted by weight per shipment Cost per shipment Reflects union labor contract and other inflationary increases Mitigated by technology, training and network design that improves productivity and efficiency Weight per shipment Impacted by softness in manufacturing and housing Focused on maximizing profitability per shipment through disciplined pricing and cost control See non-GAAP reconciliations in the Additional Information section of this presentation

-$40 -$20 $0 $20 $40 $60 $80 $100 2019 2020 2021 2022 2023 2024 2025 2Q26 TTM FREIGHT RECESSION COVID-19 IMPACTS FREIGHT RECESSION E A R N I N G S P R E S E N T A T I O N | 2 Q 2 6 29 ASSET-LIGHT ANNUAL OPERATING INCOME compared to 2024 (Non-GAAP) $ IMPROVEMENT 28M IN OPERATING RESULTS See non-GAAP reconciliations in the Additional Information section of this presentation

Maintaining solid balance sheet and investment-grade credit metrics E A R N I N G S P R E S E N T A T I O N | 2 Q 2 6 30 BALANCED APPROACH TO CAPITAL ALLOCATION Returning cash to shareholders through share repurchases and dividends Prioritizing high-return, organic investments in real estate, equipment, and innovative projects Selectively using mergers & acquisitions to advance strategy Sustain & Drive Growth Return Capital Mergers & Acquisitions $170 $206 $324 $471 $322 $286 $229 $282 2019 2020 2021 2022 2023 2024 2025 2Q26 TTM Operating Cash Flow

2019 - 2021 2022 - 2025 2026 - 2028 Target Normalization following ‘22-‘25 strategic investments Asset-Light strategy requires minimal capital Efficiency gains from tech, training, process improvements Rigorous capital investment evaluation Projected 2026 Net Capital Expenditures: $140M to $160M E A R N I N G S P R E S E N T A T I O N | 2 Q 2 6 31 CAPITAL INTENSITY DECREASING K E Y D R I V E R S : Positioned for growth without major new buildouts Capital Expenditures % of Revenue 4% 5% Below 5%

E A R N I N G S P R E S E N T A T I O N | 2 Q 2 6 32 RETURN OF CAPITAL Increasing Returns to Shareholders Through Dividends and Share Repurchases $125M Share repurchase authorization ~$500M Returned to shareholders since 2019 Generates significant free cash flow, enabling opportunistic share repurchases STRONG OUTLOOK 0 100 200 300 400 500 600 2019 2020 2021 2022 2023 2024 2025 2026 YTD Cumulative Dividends Cumulative Share Repurchases

E A R N I N G S P R E S E N T A T I O N | 2 Q 2 6 33 SOLID FINANCIAL FOUNDATION ~$700M of Current and Potential Capacity ~$400M Cash and Current Debt Capacity ~$300M Potential Future Debt Capacity(2) 1) See non-GAAP reconciliations in the Additional Information section of this presentation 2) Reflects available amounts under accordion features of the Credit Facility as well as allowable equipment financing borrowings, as of 2Q 2026 -0.5 0 0.5 1 1.5 2 2019 2020 2021 2022 2023 2024 2025 2Q26 TTM Net Debt to EBITDA (Non-GAAP)(1) S&P 500 Net Debt to EBITDA ArcBest Net Debt to EBITDA

E A R N I N G S P R E S E N T A T I O N | 2 Q 2 6 34 RETURN ON CAPITAL EMPLOYED 0% 5% 10% 15% 20% 25% 30% 2019 2020 2021 2022 2023 2024 2025 2Q26 TTM Return on Capital Employed (Non-GAAP) Disciplined capital allocation and strategic investments that deliver long-term growth DRIVES SUSTAINABLE VALUE See non-GAAP reconciliations in the Additional Information section of this presentation

E A R N I N G S P R E S E N T A T I O N | 2 Q 2 6 35 Reconciliations of GAAP to Non-GAAP Financial Measures (Unaudited) Note: We report our financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). However, management believes that certain non-GAAP financial measures and ratios utilized internally to assess core performance offer analysts, investors, and others insights into performance trends by excluding items from operating results that management believes do not reflect our core operating performance. Our calculations may not be comparable to similarly titled measures of other companies as other companies may calculate non-GAAP measures differently. Certain information discussed in the scheduled conference call could be considered non-GAAP measures. Non-GAAP financial measures should be viewed in addition to, and not as an alternative or a better measurement than operating income (loss), net income (loss) or earnings per share, as determined under GAAP, which are the most directly comparable measures for the periods presented.

All forward-looking financial targets in this presentation assume a consolidated tax rate of 25%. Consolidated non-GAAP earnings per share and non-GAAP return on capital employed are non-GAAP financial measures that are most directly comparable to consolidated earnings per share and return on capital employed. These non-GAAP measures exclude purchase accounting amortization, which is expected to total $7M pre-tax in 2028. We are unable to provide a quantitative reconciliation of these forward-looking non-GAAP measures to the most directly comparable GAAP measures without unreasonable effort because the timing, amount, and nature of the adjustments that would be required to reconcile such measures are inherently uncertain, depend on future events outside of our control, and cannot be reasonably predicted. These items include innovative technology costs, life insurance proceeds, changes in the cash surrender value of life insurance policies, income taxes related to future vesting of restricted stock units, and potential non-recurring or unusual items, any of which could be material. Non-GAAP Asset-Based Operating Ratio is a non-GAAP financial measure that is most directly comparable to Asset-Based Operating Ratio. Non-GAAP Asset-Based OR could be adjusted for non-recurring, infrequent, or unusual items. Because the timing, amount and nature of any adjustments are unknown, and any adjustments could be material in future periods, we are unable to provide quantitative reconciliations to the most directly comparable GAAP measure. Asset-Light non-GAAP operating income range of $40M to $70M excludes GAAP impacts from purchase accounting amortization, which is expected to total $7M in 2028. Including these impacts, the Asset-Light GAAP operating income would range from $33M to $63M in 2028. See reconciliation table to the right. E A R N I N G S P R E S E N T A T I O N | 2 Q 2 6 36 Forward-Looking Non-GAAP Financial Measures A D D I T I O N A L I N F O R M A T I O N RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL MEASURES (Unaudited) 2028 Target Asset-Light – Operating Income ($ millions) Amounts on a GAAP basis $ 33 - 63 Purchase accounting amortization, pre-tax (1) 7 Non-GAAP amounts $ 40 - 70 1. Represents the amortization of acquired intangible assets in the Asset-Light segment.

RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL MEASURES (Unaudited) 2Q26 2Q25 ArcBest Consolidated – Operating Income (Loss) ($ millions) Amounts on a GAAP basis $ (20.6) $ 37.3 Innovative technology costs, pre-tax (1) 7.5 7.1 Purchase accounting amortization, pre-tax (2) 2.5 3.2 Asset impairment charges, pre-tax (3) 85.3 - Restructuring charges, pre-tax (4) 2.2 - Gain on sale of property, pre-tax (5) (2.9) - Change in fair value of contingent consideration, pre-tax (6) - (2.7) Non-GAAP amounts (7) $ 73.9 $ 45.0 E A R N I N G S P R E S E N T A T I O N | 2 Q 2 6 37 ArcBest Consolidated 1. Represents costs related to our customer pilot offering of Vaux and initiatives to optimize our performance through technological innovation. 2. Represents the amortization of acquired intangible assets in the Asset-Light segment. 3. Represents $50.8 million in asset impairment charges related to the write-off of certain freight movement system assets associated with Vaux. Also represents $25.7 million in noncash asset impairment charges to write off the Panther trade name as part of a strategic brand consolidation decision within Asset-Light’s operations and $8.8 million in lease-related impairment charges for certain Asset-Light office space. 4. Represents restructuring charges for the realignment of the Company’s organizational structure as previously announced. 5. Represents the gain on a service center sale within the Asset-Based operations. 6. Represents change in fair value of the contingent earnout consideration recorded for the MoLo acquisition. 7. Non-GAAP amounts are calculated in total and may not equal the sum of the GAAP and the non-GAAP adjustments due to rounding. A D D I T I O N A L I N F O R M A T I O N

E A R N I N G S P R E S E N T A T I O N | 2 Q 2 6 38 ArcBest Consolidated RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL MEASURES (Unaudited) 2Q26 2Q25 ArcBest Consolidated – Diluted Earnings (Loss) Per Share (1) Amounts on a GAAP basis $ (0.62) $ 1.12 Innovative technology costs, after-tax (includes related financing costs) (2) 0.25 0.24 Purchase accounting amortization, after-tax (3) 0.08 0.10 Asset impairment charges, after-tax (4) 2.86 - Restructuring charges, after-tax (5) 0.07 - Gain on sale of property, after-tax (6) (0.10) - Change in fair value of contingent consideration, after-tax (7) - (0.09) Changes in cash surrender value and gains on life insurance policies (0.11) (0.06) Tax expense (benefit) from vested RSUs (0.06) 0.04 Non-GAAP amounts (8) $ 2.38 $ 1.36 1. For the three months ended June 30, 2026, ArcBest reported a net loss on a GAAP basis and reported net income on a non-GAAP basis. The average common shares outstanding used to calculate non-GAAP diluted earnings per share for the 2026 period was adjusted to include unvested restricted stock awards, which were excluded from the calculation of GAAP diluted earnings per share due to the net loss. 2. Represents costs related to our customer pilot offering of Vaux and initiatives to optimize our performance through technological innovation. 3. Represents the amortization of acquired intangible assets in the Asset-Light segment. 4. Represents $50.8 million in asset impairment charges related to the write-off of certain freight movement system assets associated with Vaux. Also represents $25.7 million in noncash asset impairment charges to write off the Panther trade name as part of a strategic brand consolidation decision within Asset-Light’s operations and $8.8 million in lease-related impairment charges for certain Asset-Light office space. 5. Represents restructuring charges for the realignment of the Company’s organizational structure as previously announced. 6. Represents the gain on a service center sale within the Asset-Based operations. 7. Represents change in fair value of the contingent earnout consideration recorded for the MoLo acquisition. 8. Non-GAAP amounts are calculated in total and may not equal the sum of the GAAP and the non-GAAP adjustments due to rounding. Three Months Ended Average Common Shares Outstanding June 30, 2026 Diluted shares on GAAP basis 22,348,772 Effect of unvested restricted stock awards 134,670 Non-GAAP diluted shares 22,483,442 A D D I T I O N A L I N F O R M A T I O N

E A R N I N G S P R E S E N T A T I O N | 2 Q 2 6 39 Asset-Based A D D I T I O N A L I N F O R M A T I O N RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL MEASURES (Unaudited) 2Q26 2Q25 Asset-Light – Operating Income (Loss) ($ millions) Amounts on a GAAP basis $ (31.3) $ 0.6 Purchase accounting amortization, pre-tax (1) 2.5 3.2 Asset impairment charges, pre-tax (2) 34.5 - Restructuring charges, pre-tax (3) 0.7 - Change in fair value of contingent consideration, pre-tax (4) - (2.7) Non-GAAP amounts (5) $ 6.3 $ 1.1 1. Represents the amortization of acquired intangible assets in the Asset-Light segment. 2. Represents $25.7 million in noncash asset impairment charges to write off the Panther trade name as part of a strategic brand consolidation decision within Asset-Light’s operations and $8.8 million in lease-related impairment charges for certain Asset-Light office space. 3. Represents restructuring charges for the realignment of the Company’s organizational structure as previously announced. 4. Represents change in fair value of the contingent earnout consideration recorded for the MoLo acquisition. 5. Non-GAAP amounts are calculated in total and may not equal the sum of the GAAP and the non-GAAP adjustments due to rounding RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL MEASURES (Unaudited) 2Q26 2Q25 Asset-Based – Operating Income ($ millions) Amounts on a GAAP basis $ 74.3 90.5% $ 51.0 92.8% Restructuring charges, pre-tax (1) 1.0 (0.1) - - Gain on sale of property, pre-tax (2) (2.9) 0.4 - - Non-GAAP amounts (3) $ 72.3 90.8% $ 51.0 92.8% 1. Represents restructuring charges for the realignment of the Company’s organizational structure as previously announced. 2. Represents the gain on a service center sale within the Asset-Based operations. 3. Non-GAAP amounts are calculated in total and may not equal the sum of the GAAP and the non-GAAP adjustments due to rounding. Asset-Light

E A R N I N G S P R E S E N T A T I O N | 2 Q 2 6 40 Asset-Based A D D I T I O N A L I N F O R M A T I O N RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL MEASURES* (Unaudited) 2019 2020 2021 2022 2023 2024 2025 2Q26 TTM Asset-Based Operating Income ($ millions, except percentages) Amounts on a GAAP basis $ 102.1 95.2% $ 98.9 95.3% $ 260.7 89.9% $ 381.1 87.3% $ 253.2 91.2% $ 242.6 91.2% $ 172.0 93.7% $ 186.3 93.4% Restructuring charges, pre-tax (1) - - - - - - - - - - - - - - 1.0 - Gain on sale of certain properties, pre-tax (2) - - - - - - - - - - - - (15.7) 0.6 (18.6) 0.7 Innovative technology costs, pre-tax (3) 13.7 (0.6) 22.5 (1.1) 27.6 (1.1) 27.2 (0.9) 21.7 (0.8) - - - - - - Asset impairment charges, pre-tax (4) - - - - - - - - 0.7 - - - - - - - Nonunion vacation policy enhancement, pre-tax (5) - - - - - - 1.2 - - - - - - - - - ELD conversion costs, pre-tax (6) 2.7 (0.1) - - - - - - - - - - - - - - Nonunion pension termination costs, pre-tax (7) 0.3 - - - - - - - - - - - - - - - Non-GAAP amounts (8) $ 118.8 94.5% $ 121.3 94.2% $288.3 88.8% $409.6 86.4% $ 275.5 90.4% $242.6 91.2% $ 156.3 94.3% $ 168.6 94.0% *See “Notes to Non-GAAP Financial Tables” for footnotes to this non-GAAP table

E A R N I N G S P R E S E N T A T I O N | 2 Q 2 6 41 Asset-Light A D D I T I O N A L I N F O R M A T I O N RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL MEASURES* (Unaudited) 2019 2020 2021 2022 2023 2024 2025 2Q26 TTM Asset-Light – Operating Income (Loss) ($ millions) Amounts on a GAAP basis $ (20.2) $ 9.7 $ 46.4 $ 52.7 $ (12.3) $ 58.4 $ (15.3) $ (42.6) Purchase accounting amortization, pre-tax (9) 4.2 3.8 5.3 12.9 12.8 12.8 12.8 11.4 Asset impairment charges, pre-tax (4) 26.5 - - - 14.4 1.7 6.6 41.1 Restructuring charges, pre-tax (1) - - - - - - - 0.7 Change in fair value of contingent consideration, pre-tax (10) - - - 18.3 (19.1) (90.3) (2.7) - Legal settlement, pre-tax (11) - - - - 9.5 0.3 - - Gain on sale of subsidiaries, pre-tax (12) - - (6.9) (0.4) - - - - Nonunion vacation policy enhancement, pre-tax (5) - - - 0.3 - - - - Non-GAAP amounts (8) $ 10.5 $ 13.4 $ 44.7 $ 83.8 $ 5.3 $ (17.1) $ 1.5 $ 10.7 *See “Notes to Non-GAAP Financial Tables” for footnotes to this non-GAAP table

E A R N I N G S P R E S E N T A T I O N | 2 Q 2 6 42 A D D I T I O N A L I N F O R M A T I O N RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL MEASURES* (Unaudited) 2019 2020 2021 2022 2023 2024 2025 2Q26 TTM ArcBest Consolidated – Adjusted EBITDA (14) ($ millions) Net Income (Amounts on a GAAP basis) $ 35.2 $ 67.3 $ 210.5 $ 294.6 $ 142.2 $ 173.4 $ 60.1 $ 16.3 Interest and other related financing costs 11.5 11.7 8.9 7.7 9.1 9.0 12.4 14.3 Income tax provision 10.1 20.4 62.6 93.7 44.8 45.4 23.0 4.4 Depreciation and amortization (15) 111.1 116.8 122.6 138.2 145.3 149.1 170.3 178.4 Amortization of share-based compensation 9.4 10.3 11.2 12.5 11.4 11.4 10.6 9.1 Change in fair value of contingent consideration (10) - - - 18.3 (19.1) (90.3) (2.7) - Asset impairment charges (4) 26.5 - - - 30.2 1.7 12.0 97.3 Legal settlement (11) - - - - 9.5 0.3 - - Change in fair value of equity investment (16) - - - - (3.7) 28.7 - - Gain on sale of subsidiaries, after-tax (12) - - (6.9) (0.4) - - - - Transaction costs, after-tax (17) - - 6.0 - - - - - Amortization of actuarial losses of benefit plans and pension settlement expense (18) 9.8 - - - - - - - Consolidated Adjusted EBITDA (8) $ 213.6 $ 226.5 $ 414.8 $ 564.6 $ 369.6 $ 328.6 $ 285.8 $ 319.9 ArcBest Consolidated *See “Notes to Non-GAAP Financial Tables” for footnotes to this non-GAAP table (continuing operations)(13)

RETURN ON CAPITAL EMPLOYED (ROCE)(19) 2019 2020 2021 2022 2023 2024 2025 2Q26 TTM (Unaudited, $ millions) Net Income (Amounts on a GAAP basis) $ 35.2 $ 67.3 $ 210.5 $ 294.6 $ 142.2 $ 173.4 $ 60.1 $ 16.3 Innovative technology costs, after-tax (includes related financing costs) (3) 15.7 19.6 24.9 30.8 39.7 26.1 22.2 22.4 Purchase accounting amortization, after-tax (9) 3.1 2.8 3.9 9.6 9.6 9.6 9.6 8.6 Changes in cash surrender value and gains on life insurance policies (3.7) (2.3) (4.1) 2.7 (4.6) (3.3) (3.3) (4.4) Tax expense (benefit) from vested RSUs (20) 0.5 0.5 (7.6) (8.1) (5.3) (11.3) 1.0 (1.4) Change in fair value of contingent consideration, after-tax (10) - - - 13.6 (14.4) (67.9) (2.0) - Asset impairment charges, after-tax (4) 19.8 - - - 22.6 1.3 9.1 73.3 Legal settlement, after-tax (11) - - - - 7.1 0.2 - - Gain on sale of certain properties, after-tax (2) - - - - - - (11.8) (14.0) Restructuring charges, after-tax (1) 1.6 Change in fair value of equity investment, after-tax (16) - - - - (2.8) 21.6 - - Gain on sale of subsidiaries, after-tax (12) - - (5.4) (0.3) - - - - Nonunion vacation policy enhancement, after-tax (5) - - - 1.5 - - - - Tax credits (21) (2.5) (1.3) (1.5) 0.2 - - - - Transaction costs, after-tax (17) - - 4.4 - - - - - Nonunion pension expense, including settlement expense, after-tax (22) 8.0 0.1 - - - - - - ELD conversion costs, after-tax (6) 2.0 - - - - - - - Nonunion pension termination costs, after-tax (7) 0.3 - - - - - - - After-tax interest expense (23) 8.7 8.8 6.5 5.7 6.7 6.6 9.1 10.6 ROCE Earnings (8) $ 87.1 $ 95.5 $ 231.5 $ 350.5 $ 200.8 $ 156.3 $ 93.9 $ 113.0 Beginning equity 717.7 763.0 828.6 929.1 1,151.4 1,242.4 1,314.4 1,300.4 Ending equity 763.0 828.6 929.1 1,151.4 1,242.4 1,314.4 1,295.7 1,267.6 Average Total Equity (24) $ 740.4 $ 795.8 $ 878.8 $ 1,040.2 $ 1,196.9 $ 1,278.4 $ 1,305.0 $ 1,284.0 Beginning debt 291.7 323.5 284.2 225.5 264.6 228.9 189.1 241.4 Ending debt 323.5 284.2 225.5 264.6 228.9 189.1 223.9 215.5 Average Total Debt (25) $ 307.6 $ 303.9 $ 254.9 $ 245.1 $ 246.8 $ 209.0 $ 206.5 $ 228.5 Average Capital Employed $ 1,048.0 $ 1,099.7 $ 1,133.7 $ 1,285.3 $ 1,443.7 $ 1,487.4 $ 1,511.5 $ 1,512.5 ROCE (percent) 8% 9% 20% 27% 14% 11% 6% 8% A D D I T I O N A L I N F O R M A T I O N ArcBest Consolidated *See “Notes to Non-GAAP Financial Tables” for footnotes to this non-GAAP table (continuing operations)(13)

The following footnotes apply to the non-GAAP financial tables on the previous four slides in this presentation: 1) Represents restructuring charges for the realignment of the Company’s organizational structure as previously announced. 2) Primarily includes gains on service center sales within the Asset-Based operations. 3) Represents costs related to our customer pilot offering of Vaux and initiatives to optimize our performance through technological innovation. The 2019-2023 periods also include costs associated with the freight handling pilot test program at ABF Freight, for which the decision was made to pause the pilot during third quarter 2023. Costs for 2019-2020 have been adjusted to conform to the current-year presentation. 4) The 2026 periods represents $50.8 million in asset impairment charges related to the write-off of certain freight movement system assets associated with Vaux. Also represents $25.7 million in noncash asset impairment charges to write off the Panther trade name as part of a strategic brand consolidation decision within Asset-Light’s operations and $8.8 million in lease-related impairment charges for certain Asset-Light office space. The 2025 periods represent noncash asset impairment charges recognized during fourth quarter 2025 related to the indefinite-lived intangible assets within Asset-Light’s segment and the write-off of certain assets utilized in the freight handling pilot program. The 2024 periods represent noncash asset impairment charges for certain revenue equipment and software recognized during fourth quarter 2024 as part of a strategic decision to adjust capacity within Asset-Light’s operations. The 2023 periods represent noncash lease-related impairment charges for a freight handling pilot facility, an Asset-Based service center, and Asset-Light office spaces that were made available for sublease. The 2019 periods represent a noncash impairment charge recognized in fourth quarter related to a portion of the goodwill, customer relationship intangible assets, and revenue equipment associated with the acquisition of truckload brokerage and truckload dedicated businesses within the Asset-Light segment. 5) Represents a one-time, noncash charge for enhancements to our nonunion vacation policy which were effective third quarter 2022. 6) Impairment charges related to equipment replacement and other one-time costs incurred to comply with the electronic logging device (“ELD”) mandate which became effective in December 2019. 7) Consulting fee incurred in third quarter 2019 associated with the termination of the nonunion defined benefit pension plan. 8) Non-GAAP amounts are calculated in total and may not equal the sum of the GAAP and the non-GAAP adjustments due to rounding. 9) Represents the amortization of acquired intangible assets in the Asset-Light segment. 10) Represents change in fair value of the contingent earnout consideration recorded for the MoLo acquisition. 11) Represents settlement expenses related to the classification of certain Asset-Light employees under the Fair Labor Standards Act, which were paid during first quarter 2025. 12) Gains associated with the April 2021 divestitures of moving services subsidiaries for which the gains were recognized in second quarter 2021, when the contingent consideration was received on the transactions, as well as including the contingent amount recognized in second quarter 2022 when the funds were released to escrow. 13) Historical results of FleetNet have been excluded from results for all periods presented, and reclassifications have been made to the prior-period financial statements to conform to current-year presentation. 14) Adjusted EBITDA is used for business planning and as a key performance measure, particularly because it excludes certain significant expenses resulting from strategic decisions or other factors rather than core daily operations, such as amortization of acquired intangibles and software of the Asset-Light segment, restructuring costs, and the change in fair value of contingent consideration The calculation of Consolidated Adjusted EBITDA begins with net income (loss), which is the most directly comparable GAAP measure. 15) Includes amortization of intangibles associated with acquired businesses. 16) For 2024, represents a noncash impairment charge to write off an equity investment in Phantom Auto, a provider of human-centered remote operation software, which ceased operations during first quarter 2024. For 2023, represents the increase in fair value of an investment in Phantom Auto based on observable price changes during second quarter 2023. 17) Represents costs associated with the November 1, 2021, acquisition of MoLo Solutions, LLC. 18) Includes pre-tax pension settlement expense of $4.2 million related to the Company’s nonunion defined benefit pension plan, for which plan termination was completed as of December 31, 2019, and a $4.0 million noncash pension termination expense related to an amount which was stranded in accumulated other comprehensive income until the pension benefit obligation was settled upon plan termination. 19) Management uses Adjusted Return on Capital Employed (ROCE) as a measure of the profitability of the company's capital employed in its business operations. ROCE is a good indicator of long-term company and management performance as it relates to capital efficiency. The calculation of ROCE as presented below begins with the numerator of Net Income from Continuing Operations and the denominator of Average Debt and Average Total Equity. The Net Income from Continuing Operations is adjusted for Non-GAAP items and after-tax interest expense. 20) Represents recognition of the tax impact for the vesting of share-based compensation. 21) Represents tax credits recognized in the tax provision which relate to a prior tax year due to timing of recognition or retroactive reinstatement of the tax credits. Includes amounts related to alternative fuel tax credit in 2018, 2019 and 2022. Includes amounts related to research and development tax credit in 2019, 2020 and 2021. The 2022 period also includes amounts related to the alternative fuel tax credit for the year ended December 31, 2021, which were recorded in third quarter 2022. 22) Represents nonunion pension expense, including pension settlement and termination expense, related to the Company’s nonunion defined benefit pension plan for which plan termination was completed in 2019. Also includes pension settlement expense related to the Company’s supplemental benefit plan. 23) After-tax interest expense is interest and other related financing costs, net of an assumed tax rate reflective of the applicable statutory and/or effective tax rates for the period presented. 24) Average total equity is the average of the beginning and ending total stockholders’ equity. 25) Average total debt is the average of the beginning and ending current portion of long-term debt and long-term debt, less current portion. E A R N I N G S P R E S E N T A T I O N | 2 Q 2 6 44 Notes to Non-GAAP Financial Tables